                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2001



                        Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1999-A
                          (Exact name of registrant as
                            specified in its charter)


         Delaware                333-82281                  41-1743653
      (State or other           (Commission               (IRS Employer
      jurisdiction of           File Number)            Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                         75062-2729
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code (972) 652-4000



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Item 5. Other Events.

         The Servicer's Certificate for the month of November 2001 was distributed to Noteholders on December 17, 2001.




Item 7(c). Exhibits

          Exhibit No.             Description
          -----------             -----------
            20.1                  Servicer's Certificate for the month of
                                      November 2001.



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                ARCADIA RECEIVABLES FINANCE CORP.


                                        /s/ Cindy A. Barmeier
                                        -------------------------------
                                        Title: Assistant Vice President


Date: December 17, 2001




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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                 DESCRIPTION
-------                -----------

 20.1                  Servicer's Certificate for the month of November 2001.
